UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ALEXANDER & BALDWIN, INC.

(Exact name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

As previously disclosed, on December 8, 2025, Alexander & Baldwin, Inc., a Hawaii corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tropic Purchaser LLC, a Delaware limited liability company (“Parent”), and Tropic Merger Sub LLC, a Hawaii limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth therein, the Company will merge with and into Merger Sub (the “Merger”) and the separate existence of the Company will cease and Merger Sub will continue as the surviving entity (the “Surviving Company”) and as a wholly owned subsidiary of Parent.

In connection with the Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A on January 23, 2026 (the “Definitive Proxy Statement”), with respect to a special meeting of the Company’s shareholders, which will be held on March 9, 2026 at 10:00 a.m., Hawaii Standard Time, in a virtual format by live audio webcast, to act on, among others, a proposal to approve the Merger Agreement, as disclosed in the Definitive Proxy Statement.

Supplement to THE Definitive Proxy Statement

The Merger Agreement provides that, among other things, at the effective time of the Merger, the name of the Surviving Company will be “Alexander & Baldwin, LLC,” unless otherwise jointly determined by Parent and the Company prior to the effective time of the Merger.

Pursuant to Section 2.02(c) of the Merger Agreement, the Company and Parent have agreed that the name of the Surviving Company will be “Alexander & Baldwin Holdings, LLC.”

This supplement should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements, as defined in the U.S. federal securities laws, which involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date the statements were made and are neither statements of historical fact nor guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, (i) the risk that the Merger may not be completed on the anticipated terms and timing, or at all, including the risk that the required approval of the Company’s shareholders may not be obtained or that the other conditions to completion of the Merger may not be satisfied, (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger, (iv) the Company’s ability to retain and hire key personnel, (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, (vi) risks related to diverting management’s attention from ongoing business operations, (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance, (viii) certain restrictions under the Merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (ix) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee, (xi) prevailing market conditions and other factors related to the Company’s REIT status and the Company’s business, (xii) the risk factors discussed in Part I, Item 1A of the Company’s most recent Form 10-K under the heading “Risk Factors,” Form 10-Q and other filings with the SEC (which are available via the SEC’s website at www.sec.gov) and (xiii) those risks that are described in the Definitive Proxy Statement that was filed with the SEC and available from the resources indicated below. The information in this communication should be evaluated in light of these important risk factors. We do not undertake any obligation to update or review the Company’s forward-looking statements, except as required by law, whether as a result of new information, future developments or otherwise.

Important Additional Information and Where to Find It

In connection with the Merger, the Company filed with the SEC the Definitive Proxy Statement on January 23, 2026. The Definitive Proxy Statement has been mailed to the Company’s shareholders. The Company also may file other documents with the SEC regarding the Merger. This communication is not a substitute for the Definitive Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and shareholders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed by the Company with the SEC (when available) from the SEC’s website (www.sec.gov), or from the Company’s website (https://investors.alexanderbaldwin.com/sec-filings). Alternatively, these documents, when available, can be obtained for free upon written request to the Company at 822 Bishop Street, Honolulu, HI 96813.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the Merger. The Company’s shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s shareholders generally, by reading the Definitive Proxy Statement and any other relevant materials that are filed or will be filed with the SEC in connection with the Merger when they become available. You may obtain free copies of these documents using the sources indicated above.